EXHIBIT 25


=================================================================
============


                               FORM T-1

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                       STATEMENT OF ELIGIBILITY
              UNDER THE TRUST INDENTURE ACT OF 1939 OF A
               CORPORATION DESIGNATED TO ACT AS TRUSTEE

                 CHECK IF AN APPLICATION TO DETERMINE
                 ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)  |__|

                     ____________________________

                         THE BANK OF NEW YORK
          (Exact name of trustee as specified in its charter)


New York                                     13-5160382
(State of incorporation                                (I.R.S.
                                                       employer
if not a U.S. national bank)                           identifica
                                                       tion no.)

48 Wall Street, New York, N.Y.               10286
(Address of principal executive offices)     (Zip code)


                     ____________________________


                            GTE CORPORATION
          (Exact name of obligor as specified in its charter)


New York                                     13-1678633
(State or other jurisdiction of              (I.R.S. employer
incorporation or organization)               identification no.)

One Stamford Forum
Stamford, Connecticut                        06904
(Address of principal executive offices)     (Zip code)

                     ____________________________

                            Debt Securities
                  (Title of the indenture securities)


=================================================================
============


                                  -2-


1. General information. Furnish the following information as to the Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

-----------------------------------------------------------------
-------------
                  Name
Address
-----------------------------------------------------------------
-------------

Superintendent of Banks of the State of 2 Rector Street, New
York,
New York                                N.Y.  10006, and Albany,
N.Y.
                                        12203

Federal Reserve Bank of New York        33 Liberty Plaza, New
York,
                                        N.Y.  10045

Federal Deposit Insurance Corporation   Washington, D.C.  20429

New York Clearing House Association     New York, New York  10005

      (b) Whether it is authorized to exercise corporate trust powers.

   Yes.

2.  Affiliations with Obligor.

   If the obligor is an affiliate of the trustee, describe each such affiliation.

   None.

16.  List of Exhibits.

   Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

   1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

   4.  A copy of the existing By-laws of the Trustee.  (Exhibit
      4 to Form
      T-1 filed with Registration Statement No. 33-31019.)

   6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration
      Statement No. 33-44051.)

   7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.






                                  -3-


                               SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 9th day of July, 1997.


                                THE BANK OF NEW YORK



                                By:    /s/ VIVIAN GEORGES
                                    ___________________________
                                   Name:  VIVIAN GEORGES
                                   Title: ASSISTANT VICE
PRESIDENT










































P:S3:173



                                                       EXHIBIT 7


                   _________________________________


                  Consolidated Report of Condition of

                         THE BANK OF NEW YORK

                of 48 Wall Street, New York, N.Y. 10286
                And Foreign and Domestic Subsidiaries,
a  member of the Federal Reserve System, at the close of business
December 31, 1996, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                               Dollar Amounts
ASSETS                                           in Thousands


Cash and balances due from depos-
  itory institutions:
  Noninterest-bearing balances and
  currency and coin ..................            $ 6,024,605
  Interest-bearing balances ..........                808,821
Securities:
  Held-to-maturity securities ........              1,071,747
  Available-for-sale securities ......              3,105,207
Federal funds sold in domestic offices
of the bank: ..........................             4,250,941
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income .................31,962,915
  LESS: Allowance for loan and
    lease losses ..............635,084
  LESS: Allocated transfer risk
    reserve........................429
    Loans and leases, net of unearned
    income, allowance, and reserve                 31,327,402
Assets held in trading accounts ......              1,539,612
Premises and fixed assets (including
  capitalized leases) ................                692,317
Other real estate owned ..............                 22,123
Investments in unconsolidated
  subsidiaries and associated
  companies ..........................                213,512
Customers' liability to this bank on
  acceptances outstanding ............                985,297
Intangible assets ....................                590,973
Other assets .........................              1,487,903
                                                   __________
Total assets .........................            $52,120,460







                                  -2-




                                               Dollar Amounts
LIABILITIES                                      in Thousands


Deposits:
  In domestic offices ................            $25,929,642
  Noninterest-bearing ......11,245,050
  Interest-bearing .........14,684,592
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs ...             12,852,809
  Noninterest-bearing .........552,203
   Interest-bearing .........12,300,606
Federal funds purchased and securities
  sold under agreements to repurchase
  in domestic offices of the
  bank and of its Edge and Agreement
  subsidiaries, and in IBFs:
  Federal funds purchased ............              1,360,877
Securities sold under agreements
  to repurchase.......................                226,158
Demand notes issued to the U.S.
  Treasury ...........................                204,987
Trading liabilities ..................              1,437,445
Other borrowed money:
  With original maturity of one year
    or less ..........................              2,312,556
  With original maturity of more than
    one year .........................                 20,766
Bank's liability on acceptances exe-
  cuted and outstanding ..............              1,014,717
Subordinated notes and debentures ....              1,014,400
Other liabilities ....................              1,721,291
                                                   __________
Total liabilities ....................             48,095,648


EQUITY CAPITAL
Common stock ........................                 942,284
Surplus .............................                 731,319
Undivided profits and capital
  reserves ..........................               2,354,095
Net unrealized holding gains
  (losses) on available-for-sale
  securities ........................                   7,030
Cumulative foreign currency transla-
  tion adjustments ..................             (    9,916)
                                                  ___________
Total equity capital ................               4,024,812
                                                  ___________
Total liabilities and equity capital               $52,120,460










                                  -3-


   I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                            Robert E. Keilman


    We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


   J. Carter Bacot    )
   Thomas A. Renyi    )      Directors
   Alan R. Griffith   )




































P:S3:174